LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 1, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT GLOBAL GROWTH TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013 and October 1, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 23, 2013 and October 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” is replaced with the following:

Portfolio managers: Gibboney Huske, CFA, and Elisa Mazen are the fund’s portfolio managers. Ms. Huske and Ms. Mazen have been responsible for the day-to-day portfolio management of the fund since 2012 and 2013, respectively.

The section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is replaced with the following:

Portfolio managers

Gibboney Huske, CFA, and Elisa Mazen are the fund’s portfolio managers.

Ms. Huske is a Portfolio Manager at LMCM and has been engaged in the day-to-day portfolio management of the fund since 2012. She holds the Chartered Financial Analyst designation and has over 13 years of investment industry experience. She joined LMCM in 2005 as a Securities Analyst. Prior to joining LMCM, Ms. Huske was a sell-side analyst for Credit Suisse covering the Software and Imaging Technology industries.

Ms. Mazen is an employee of LMCM and has been engaged in the day-to-day portfolio management of the fund since 2013; she is also a Managing Director and a Portfolio Manager at ClearBridge Investments, LLC, an affiliate of LMCM. Prior to April 2013, she was a managing director and portfolio manager at ClearBridge Global Currents Investment Management, LLC (formerly known as Global Currents Investment Management, LLC). Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area and has 26 years of investment industry experience. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

The following text supplements the section of the Statement of Additional Information titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Growth Trust”:

Growth Trust. Elisa Mazen is a portfolio manager of the Growth Trust and has been primarily responsible for its day-to-day management since October 2013. The table below provides information regarding other accounts for which Ms. Mazen has day-to-day management responsibility.

Elisa Mazen

As of October 1, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed ($billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	1	0.070	0	0
Other accounts	1,181	0.490	0	0

As of October 1, 2013, Ms. Mazen did not own shares of Growth Trust.

Ms. Mazen receives her compensation through ClearBridge Investments, LLC . ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Please retain this supplement for future reference.

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